Exhibit 99.1

Banc of California Reports Fourth Quarter 2018 Earnings

SANTA ANA, Calif., (January 24, 2019) – Banc of California, Inc. (NYSE: BANC) today reported net income available to common stockholders of $6.7 million, for the fourth quarter of 2018, resulting in diluted earnings per common share of $0.13 for the quarter.

Highlights for the fourth quarter included:

•	Core Deposits: Core deposit balances were flat for the quarter. Full year core deposit balances grew 10% to $6.2 billion.

•	Organic Loan Growth: Held for investment loans increased by $448 million during the quarter to $7.7 billion. Loan portfolio growth for the full year was 16%.

•	Gross loan commitment originations totaled $1.0 billion for the fourth quarter at an average production yield of 5.26%.

•

Asset Re-Mix: Investment securities balance declined by $67 million during the quarter and represented 19% of total assets at quarter end, down from 20% at the end of the prior quarter and 25% from a year ago.

•

Disciplined Expense Management: Fourth quarter noninterest expense totaled $49.6 million, down from $60.9 million for the third quarter. Fourth quarter noninterest expense to average total assets ratio of 1.92%, down from 2.38% for the third quarter.

•

Strong Credit Performance: Non-performing assets to total assets at quarter end of 0.21% and total delinquent loans to total loans at quarter end of 0.53%, compared to 0.25% and 0.49%, respectively, at the prior quarter end and 0.21% and 0.63%, respectively, a year ago. Net charge-offs during the quarter totaled $2.2 million, compared with $306 thousand during the prior quarter and $791 thousand during the same quarter a year ago. The ALLL / total loan ratio was 0.81% at quarter end, up from 0.80% at the prior quarter end and 0.74% a year ago.

•	Strong Capital Ratios: Common equity tier 1 capital ratio at quarter end of 9.53%, compared to 9.80% at the prior quarter end and 9.92% a year ago.

The Company’s fourth quarter results included $7.1 million of legal and professional fees and $1.1 million in project related expenses, offset by a $9.8 million insurance recovery related to ongoing indemnification expense and a gain from the sale of an owned branch office of $1.8 million. The aggregate impact of these items resulted in a net benefit of $3.4 million from non-recurring items for the quarter.

“We continue to lay the foundation to support the development of our core commercial banking platform,” said Doug Bowers, President and Chief Executive Officer of Banc of California. “We saw strong organic loan growth with balances increasing $448 million for the quarter or 25% annualized. Core deposit growth came in below expectations for the quarter, but was up 10% for the full year. Efforts to de-risk the balance sheet, build front line business units and simplify the operating platform further reflect our efforts to build California’s bank. Credit quality remained strong with non-performing assets to total assets at 0.21% at quarter end.”

The Company will host a conference call to discuss its fourth quarter 2018 financial results at 7:00 a.m. Pacific Time (PT) on Thursday, January 24, 2019. Interested parties are welcome to attend the conference call by dialing 888-317-6003, and referencing event code 1216098. A live audio webcast will also be available and the webcast link will be posted on the Company’s Investor Relations website at www.bancofcal.com/investor. The slide presentation for the call will also be available on the Company’s Investor Relations website prior to the call.

About Banc of California, Inc.

Banc of California, Inc. (NYSE: BANC) provides comprehensive banking services to California’s diverse businesses, entrepreneurs and communities. Banc of California operates 32 offices in California.

3 MacArthur Place ● Santa Ana, CA 92707 ● (949) 236-5250 ● www.bancofcal.com

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are necessarily subject to risk and uncertainty and actual results could differ materially from those anticipated due to various factors, including those set forth from time to time in the documents filed or furnished by Banc of California, Inc. with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements and Banc of California, Inc. undertakes no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Source: Banc of California, Inc.

INVESTOR RELATIONS INQUIRIES:	MEDIA INQUIRIES:
Banc of California, Inc.	Abernathy MacGregor
John A. Bogler, (949) 236-5400	Ian Campbell / James Bourne / Sarah Dhanaphatana, (213) 630-6550 idc@abmac.com / jab@abmac.com / skd@abmac.com

Banc of California, Inc.

Consolidated Statements of Financial Condition

(Dollars in thousands)

(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2018	2018	2018	2018	2017
ASSETS
Cash and cash equivalents	$391,592	$372,221	$385,691	$346,704	$387,699
Securities available-for-sale	1,992,500	2,059,832	2,297,124	2,424,593	2,575,469
Loans held-for-sale	8,116	9,382	13,753	20,180	67,069
Loans and leases receivable	7,700,873	7,253,293	7,036,004	6,930,507	6,659,407
Allowance for loan and lease losses	(62,192)	(57,782)	(56,678)	(54,763)	(49,333)
Federal Home Loan Bank and other bank stock	68,094	71,308	75,737	82,715	75,654
Servicing rights, net	3,428	3,770	3,869	6,739	33,708
Other real estate owned, net	672	434	710	1,024	1,796
Premises and equipment, net	129,394	133,129	135,478	135,198	135,699
Investments in alternative energy partnerships, net	28,988	41,781	44,806	48,344	48,826
Goodwill	37,144	37,144	37,144	37,144	37,144
Other intangible assets, net	6,346	6,990	7,683	8,510	9,353
Deferred income tax, net	49,404	47,865	42,334	43,192	31,074
Income tax receivable	2,695	1,764	7,995	10,126	8,739
Bank owned life insurance investment	107,027	106,468	105,917	105,384	104,851
Other assets	146,496	152,933	155,298	153,834	161,797
Assets of discontinued operations	19,490	20,290	26,415	29,888	38,900

Total assets	$10,630,067	$10,260,822	$10,319,280	$10,329,319	$10,327,852

LIABILITIES AND STOCKHOLDERS’ EQUITY
Noninterest-bearing deposits	$1,023,360	$1,061,557	$1,005,032	$1,039,116	$1,071,608
Interest-bearing deposits	6,893,284	6,340,185	6,130,762	6,071,049	6,221,295

Total deposits	7,916,644	7,401,742	7,135,794	7,110,165	7,292,903
Advances from Federal Home Loan Bank	1,520,000	1,640,000	1,805,000	1,905,000	1,695,000
Notes payable, net	173,174	173,096	173,017	172,966	172,941
Reserve for loss on repurchased loans	2,506	2,575	3,149	3,426	6,306
Due on unsettled securities purchases	—	17,500	132,546	59,000	—
Accrued expenses and other liabilities	72,209	79,231	81,086	84,997	140,575
Liabilities of discontinued operations	—	—	—	9	7,819

Total liabilities	9,684,533	9,314,144	9,330,592	9,335,563	9,315,544
Commitments and contingent liabilities
Preferred stock	231,128	231,128	269,071	269,071	269,071
Common stock	518	518	517	517	517
Common stock, class B non-voting non-convertible	5	5	4	5	5
Additional paid-in capital	625,834	624,789	623,372	623,483	621,435
Retained earnings	140,952	140,971	143,880	141,008	144,839
Treasury stock	(28,786)	(28,786)	(28,786)	(28,786)	(28,786)
Accumulated other comprehensive (loss) income, net	(24,117)	(21,947)	(19,370)	(11,542)	5,227

Total stockholders’ equity	945,534	946,678	988,688	993,756	1,012,308

Total liabilities and stockholders’ equity	$10,630,067	$10,260,822	$10,319,280	$10,329,319	$10,327,852

Banc of California, Inc.

Consolidated Statements of Operations

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2018	2018	2018	2018	2017	2018	2017
Interest and dividend income
Loans, including fees	$88,258	$84,795	$81,307	$74,912	$71,695	$329,272	$281,071
Securities	19,882	20,599	21,455	21,631	23,170	83,567	99,742
Other interest-earning assets	2,990	2,380	2,423	2,164	2,292	9,957	8,377

Total interest and dividend income	111,130	107,774	105,185	98,707	97,157	422,796	389,190
Interest expense
Deposits	28,972	25,154	20,315	16,795	16,044	91,236	60,414
Federal Home Loan Bank advances	9,068	8,996	9,539	7,392	5,402	34,995	12,951
Securities sold under repurchase agreements	25	47	211	750	194	1,033	880
Notes payable and other interest-bearing liabilities	2,383	2,385	2,356	2,332	2,344	9,456	10,755

Total interest expense	40,448	36,582	32,421	27,269	23,984	136,720	85,000

Net interest income	70,682	71,192	72,764	71,438	73,173	286,076	304,190
Provision for loan and lease losses	6,653	1,410	2,653	19,499	5,052	30,215	13,699

Net interest income after provision for loan and lease losses	64,029	69,782	70,111	51,939	68,121	255,861	290,491
Noninterest income
Customer service fees	1,786	1,446	1,491	1,592	1,624	6,315	6,492
Loan servicing income (loss)	22	439	948	2,311	(2,416)	3,720	1,025
Impairment loss on investment securities	(3,252)	—	—	—	—	(3,252)	—
Net gain on sale of securities available for sale	—	13	278	5,241	2,688	5,532	14,768
Net gain (loss) on sale of loans	873	279	821	(41)	1,205	1,932	11,942
All other income (loss)	3,019	2,647	4,523	(521)	2,594	9,668	10,443

Total noninterest income	2,448	4,824	8,061	8,582	5,695	23,915	44,670
Noninterest expense
Salaries and employee benefits	24,587	24,832	29,440	31,115	33,146	109,974	129,153
Occupancy and equipment	8,064	8,213	7,883	7,687	9,565	31,847	38,391
Professional fees	6,206	11,966	6,303	9,177	7,853	33,652	42,417
Data processing	1,733	1,884	1,678	1,656	1,562	6,951	7,888
Advertising	3,371	3,152	2,864	3,277	1,420	12,664	5,313
Regulatory assessments	1,252	2,138	2,196	2,092	2,174	7,678	8,105
Reversal of provision for loan repurchases	(122)	(360)	(218)	(1,788)	(335)	(2,488)	(1,812)
Amortization of intangible assets	644	693	827	843	866	3,007	3,928
Restructuring expense	(105)	553	3,983	—	(43)	4,431	5,326
All other expenses	3,153	5,322	5,775	5,775	6,179	20,025	38,773

Total noninterest expense excluding loss (gain) on investments in alternative energy partnerships	48,783	58,393	60,731	59,834	62,387	227,741	277,482
Loss (gain) on investments in alternative energy partnerships	786	2,484	1,808	(34)	3,995	5,044	30,786

Total noninterest expense	49,569	60,877	62,539	59,800	66,382	232,785	308,268

Income from continuing operations before income taxes	16,908	13,729	15,633	721	7,434	46,991	26,893
Income tax expense (benefit)	6,117	3,301	1,779	(6,353)	(3,418)	4,844	(26,581)

Income from continuing operations	10,791	10,428	13,854	7,074	10,852	42,147	53,474

Income from discontinued operations before income taxes	347	924	1,281	2,044	765	4,596	7,164
Income tax expense	100	256	355	560	315	1,271	2,929

Income from discontinued operations	247	668	926	1,484	450	3,325	4,235

Net income	11,038	11,096	14,780	8,558	11,302	45,472	57,709
Preferred stock dividends	4,308	4,970	5,113	5,113	5,113	19,504	20,451
Impact of preferred stock redemption	—	2,307	—	—	—	2,307	—

Net income available to common stockholders	$6,730	$3,819	$9,667	$3,445	$6,189	$23,661	$37,258

Basic earnings per common share
Income from continuing operations	$0.12	$0.06	$0.17	$0.03	$0.11	$0.38	$0.64
Income from discontinued operations	0.01	0.01	0.02	0.03	0.01	0.07	0.08

Net income	$0.13	$0.07	$0.19	$0.06	$0.12	$0.45	$0.72

Diluted earnings per common share
Income from continuing operations	$0.12	$0.06	$0.16	$0.03	$0.11	$0.38	$0.63
Income from discontinued operations	0.01	0.01	0.02	0.03	0.01	0.07	0.08

Net income	$0.13	$0.07	$0.18	$0.06	$0.12	$0.45	$0.71

Weighted average number of common shares outstanding
Basic	50,651,805	50,656,076	50,593,429	50,590,545	50,532,544	50,623,222	50,254,595
Diluted	50,812,874	50,899,464	50,919,091	50,925,530	50,943,165	50,851,594	50,819,790
Dividends declared per common share	$0.13	$0.13	$0.13	$0.13	$0.13	$0.52	$0.52

Banc of California, Inc.

Reconciliation of Consolidated Statements of Operations between Continuing and Discontinued Operations

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended December 31, 2018			Year Ended December 31, 2018
	Continuing	Discontinued	Consolidated	Continuing	Discontinued	Consolidated
	Operations	Operations	Operations	Operations	Operations	Operations
Interest and dividend income	$111,130	$160	$111,290	$422,796	$665	$423,461
Interest expense	40,448	—	40,448	136,720	—	136,720

Net interest income	70,682	160	70,842	286,076	665	286,741
Provision for loan and lease losses	6,653	—	6,653	30,215	—	30,215

Net interest income after provision for loan and lease losses	64,029	160	64,189	255,861	665	256,526
Noninterest income
Customer service fees	1,786	—	1,786	6,315	—	6,315
Loan servicing income	22	—	22	3,720	—	3,720
Impairment loss on investment securities	(3,252)	—	(3,252)	(3,252)	—	(3,252)
Net gain on sale of securities available for sale	—	—	—	5,532	—	5,532
Net gain on sale of loans	873	—	873	1,932	—	1,932
Mortgage banking income	—	32	32	—	428	428
Gain on disposal of discontinued operations	—	164	164	—	1,439	1,439
All other income	3,019	—	3,019	9,668	2,200	11,868

Total noninterest income	2,448	196	2,644	23,915	4,067	27,982
Noninterest expense
Salaries and employee benefits	24,587	—	24,587	109,974	20	109,994
Occupancy and equipment	8,064	—	8,064	31,847	—	31,847
Professional fees	6,206	—	6,206	33,652	—	33,652
Data processing	1,733	8	1,741	6,951	8	6,959
Advertising	3,371	—	3,371	12,664	—	12,664
Regulatory assessments	1,252	—	1,252	7,678	—	7,678
Reversal of provision for loan repurchases	(122)	—	(122)	(2,488)	—	(2,488)
Loss on investments in alternative energy partnerships	786	—	786	5,044	—	5,044
Amortization of intangible assets	644	—	644	3,007	—	3,007
Restructuring expense	(105)	—	(105)	4,431	—	4,431
All other expenses	3,153	1	3,154	20,025	108	20,133

Total noninterest expense	49,569	9	49,578	232,785	136	232,921

Income before income taxes	16,908	347	17,255	46,991	4,596	51,587
Income tax expense	6,117	100	6,217	4,844	1,271	6,115

Net income	$10,791	$247	$11,038	$42,147	$3,325	$45,472

Banc of California, Inc.

Selected Financial Data

(Dollars in thousands)

(Unaudited)

	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2018	2018	2018	2018	2017	2018	2017
Profitability and other ratios of consolidated operations
Return on average assets (1)	0.43%	0.43%	0.58%	0.34%	0.44%	0.44%	0.55%
Return on average equity (1)	4.56%	4.40%	5.92%	3.40%	4.42%	4.57%	5.72%
Return on average tangible common equity (2)	4.19%	2.49%	6.03%	2.37%	3.84%	3.76%	5.79%
Dividend payout ratio (3)	100.00%	185.71%	68.42%	216.67%	108.33%	115.56%	72.22%
Net interest spread	2.56%	2.62%	2.75%	2.74%	2.79%	2.67%	2.92%
Net interest margin (1)	2.88%	2.93%	3.01%	2.98%	3.01%	2.95%	3.11%
Noninterest income to total revenue (4)	3.60%	7.42%	11.16%	12.73%	8.07%	8.89%	25.19%
Noninterest income to average total assets (1)	0.10%	0.22%	0.36%	0.41%	0.25%	0.27%	0.99%
Noninterest expense to average total assets (1)	1.92%	2.38%	2.45%	2.36%	2.59%	2.28%	3.50%
Efficiency ratio (5)	67.47%	79.15%	76.17%	72.87%	83.37%	74.01%	88.52%
Adjusted efficiency ratio including the pre-tax effect of investments in alternative energy partnerships (2) , (5)	67.09%	77.88%	73.50%	65.70%	75.46%	70.87%	77.18%
Average held-for-investment loans and leases to average deposits	97.40%	97.00%	98.63%	94.87%	86.09%	96.99%	75.92%
Average investment securities to average total assets	19.85%	21.28%	22.27%	24.60%	26.10%	21.99%	28.04%
Average stockholders’ equity to average total assets	9.38%	9.85%	9.78%	9.94%	9.98%	9.73%	9.58%
Allowance for loan and lease losses (ALLL)
Balance at beginning of period	$57,782	$56,678	$54,763	$49,333	$45,072	$49,333	$40,444
Loans and leases charged off	(2,522)	(388)	(950)	(14,639)	(1,367)	(18,499)	(5,581)
Recoveries	279	82	212	570	576	1,143	771
Provision for loan and lease losses	6,653	1,410	2,653	19,499	5,052	30,215	13,699

Balance at end of period	$62,192	$57,782	$56,678	$54,763	$49,333	$62,192	$49,333

Annualized net loan charge-offs to average total loans and leases held-for-investment	0.12%	0.02%	0.04%	0.84%	0.05%	0.25%	0.11%
Reserve for loss on repurchased loans
Balance at beginning of period	$2,575	$3,149	$3,426	$6,306	$6,173	6,306	$7,974
Reversal of provision for loan repurchases	(69)	(342)	(165)	(1,786)	(326)	(2,362)	(190)
Utilization of reserve for loan repurchases	—	(232)	(112)	(1,094)	(301)	(1,438)	(2,238)
Other adjustments	—	—	—	—	760	—	760

Balance at end of period	$2,506	$2,575	$3,149	$3,426	$6,306	$2,506	$6,306

(1)	Ratios are presented on an annualized basis.
(2)	The ratios are determined by methods other than in accordance with U.S. generally accepted accounting principles (GAAP).

See Non-GAAP measures section for reconciliation of the calculation.

(3)	The ratio is calculated by dividing dividends declared per common share by basic earnings per common share.
(4)	Total revenue is equal to the sum of net interest income before provision for loan and lease losses and noninterest income.
(5)	The ratios are calculated by dividing noninterest expense by the sum of net interest income before provision for loan and lease losses and noninterest income.

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2018	2018	2018	2018	2017
Asset quality information and ratios
Delinquent loans and leases held-for-investment 30 to 89 days delinquent	$26,684	$20,265	$15,097	$31,936	$32,087
90+ days delinquent	13,846	15,269	11,453	11,526	9,542

Total delinquent loans	$40,530	$35,534	$26,550	$43,462	$41,629

Total delinquent loans and leases to total loans and leases	0.53%	0.49%	0.38%	0.63%	0.63%
Non-performing assets, excluding loans held-for-sale
Non-performing loans and leases	$21,585	$25,523	$22,290	$21,220	$19,382
90+ days delinquent and still accruing loans and leases	470	—	—	—	—
Other real estate owned	672	434	710	1,024	1,796

Non-performing assets	$22,727	$25,957	$23,000	$22,244	$21,178

ALLL to non-performing loans and leases	281.99%	226.39%	254.28%	258.07%	254.53%
Non-performing loans and leases to total loans and leases	0.29%	0.35%	0.32%	0.31%	0.29%
Non-performing assets to total assets	0.21%	0.25%	0.22%	0.22%	0.21%
Troubled debt restructurings (TDRs)
Performing TDRs	$5,745	$5,580	$5,648	$5,787	$5,646
Non-performing TDRs	2,276	2,684	2,701	2,632	2,675

Total TDRs	$8,021	$8,264	$8,349	$8,419	$8,321

Loans and leases and ALLL by loan origination type
Loan and lease breakdown by origination type
Originated loans and leases	$7,105,171	$6,683,683	$6,446,127	$6,295,843	$5,988,101
Acquired loans not impaired at acquisition	595,702	569,610	589,877	634,664	671,306

Total loans and leases	$7,700,873	$7,253,293	$7,036,004	$6,930,507	$6,659,407

ALLL breakdown by origination type
Originated loans and leases	$61,256	$56,672	$55,534	$53,605	$48,110
Acquired loans not impaired at acquisition	937	1,110	1,144	1,158	1,223

Total ALLL	$62,193	$57,782	$56,678	$54,763	$49,333

Discount on Purchased/Acquired Loans
Acquired loans not impaired at acquisition	$11,645	$12,311	$12,932	$14,255	$14,943

Total Discount	$11,645	$12,311	$12,932	$14,255	$14,943

Percentage of ALLL to:
Originated loans and leases	0.86%	0.85%	0.86%	0.85%	0.80%
Originated loans and leases and acquired loans not impaired at acquisition	0.81%	0.80%	0.81%	0.79%	0.74%
Total loans and leases	0.81%	0.80%	0.81%	0.79%	0.74%

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2018	2018	2018	2018	2017
Composition of held-for-investment loans and leases
Commercial real estate	$867,013	$823,193	$793,855	$773,193	$717,415
Multifamily	2,241,246	2,112,190	1,959,965	1,944,082	1,816,141
Construction	203,976	200,294	211,110	200,766	182,960
Commercial and industrial	1,944,142	1,673,055	1,742,559	1,638,559	1,701,951
SBA	68,741	71,494	78,092	79,022	78,699
Lease financing	—	—	—	3	13

Total commercial loans	5,325,118	4,880,226	4,785,581	4,635,625	4,497,179

Single family residential mortgage	2,305,490	2,300,069	2,174,183	2,201,358	2,055,649
Other consumer	70,265	72,998	76,240	93,524	106,579

Total consumer loans	2,375,755	2,373,067	2,250,423	2,294,882	2,162,228

Total gross loans and leases	$7,700,873	$7,253,293	$7,036,004	$6,930,507	$6,659,407

Composition percentage of held-for-investment loans and leases
Commercial real estate	11.3%	11.3%	11.3%	11.2%	10.8%
Multifamily	29.2%	29.1%	27.9%	28.1%	27.3%
Construction	2.6%	2.8%	3.0%	2.9%	2.7%
Commercial and industrial	25.2%	23.1%	24.8%	23.6%	25.5%
SBA	0.9%	1.0%	1.1%	1.1%	1.2%
Lease financing	0.0%	0.0%	0.0%	0.0%	0.0%

Total commercial loans	69.2%	67.3%	68.1%	66.9%	67.5%

Single family residential mortgage	29.9%	31.7%	30.9%	31.8%	30.9%
Other consumer	0.9%	1.0%	1.0%	1.3%	1.6%

Total consumer loans	30.8%	32.7%	31.9%	33.1%	32.5%

Total gross loans and leases	100.0%	100.0%	100.0%	100.0%	100.0%

Composition of deposits
Noninterest-bearing checking	$1,023,360	$1,061,557	$1,005,032	$1,039,116	$1,071,608
Interest-bearing checking	1,556,410	1,713,790	1,778,400	1,864,629	2,089,016
Money market	873,153	856,886	1,136,335	1,091,735	1,146,859
Savings	1,265,847	1,269,489	1,175,275	1,051,267	1,059,628
Brokered certificates of deposit	1,543,269	987,771	686,203	974,706	915,623
Non-brokered certificates of deposit	1,654,605	1,512,249	1,354,549	1,088,712	1,010,169

Total deposits	$7,916,644	$7,401,742	$7,135,794	$7,110,165	$7,292,903

Composition percentage of deposits
Noninterest-bearing checking	12.9%	14.3%	14.1%	14.6%	14.7%
Interest-bearing checking	19.7%	23.2%	24.9%	26.2%	28.7%
Money market	11.0%	11.6%	15.9%	15.4%	15.7%
Savings	16.0%	17.2%	16.5%	14.8%	14.5%
Brokered certificates of deposit	19.5%	13.3%	9.6%	13.7%	12.5%
Non-brokered certificates of deposit	20.9%	20.4%	19.0%	15.3%	13.9%

Total deposits	100.0%	100.0%	100.0%	100.0%	100.0%

Capital Ratios
Banc of California, Inc.
Total risk-based capital ratio	13.71%	14.05%	14.71%	14.60%	14.56%
Tier 1 risk-based capital ratio	12.77%	13.15%	13.83%	13.74%	13.79%
Common equity tier 1 capital ratio	9.53%	9.80%	9.90%	9.80%	9.92%
Tier 1 leverage ratio	8.95%	8.99%	9.30%	9.21%	9.39%
Banc of California, NA
Total risk-based capital ratio	15.71%	15.94%	16.63%	16.53%	16.56%
Tier 1 risk-based capital ratio	14.77%	15.04%	15.74%	15.67%	15.78%
Common equity tier 1 capital ratio	14.77%	15.04%	15.74%	15.67%	15.78%
Tier 1 leverage ratio	10.36%	10.29%	10.58%	10.50%	10.67%

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	December 31, 2018			September 30, 2018			June 30, 2018
	Average		Yield	Average		Yield	Average		Yield
	Balance	Interest	/ Cost	Balance	Interest	/ Cost	Balance	Interest	/ Cost
Interest earning assets
Loans held-for-sale (1)	$33,243	$221	2.64%	$42,754	$263	2.44%	$54,791	$328	2.40%
SFR mortgage	2,260,205	23,585	4.14%	2,222,602	23,461	4.19%	2,223,608	22,790	4.11%
Seasoned SFR mortgage loan pools	—	—	—	—	—	—	—	—	—
Commercial real estate, multifamily, and construction	3,246,860	37,403	4.57%	3,091,706	35,838	4.60%	2,989,014	33,736	4.53%
Commercial and industrial, SBA, and lease financing	1,791,708	26,219	5.81%	1,739,711	24,382	5.56%	1,707,478	23,664	5.56%
Other consumer	68,479	990	5.74%	69,600	981	5.59%	80,188	978	4.89%

Gross loans and leases	7,400,495	88,418	4.74%	7,166,373	84,925	4.70%	7,055,079	81,496	4.63%
Securities	2,032,632	19,882	3.88%	2,163,037	20,599	3.78%	2,279,416	21,455	3.78%
Other interest-earning assets	318,419	2,990	3.73%	335,160	2,380	2.82%	392,342	2,423	2.48%

Total interest-earning assets	9,751,546	111,290	4.53%	9,664,570	107,904	4.43%	9,726,837	105,374	4.35%
Allowance for loan and lease losses	(58,099)			(56,730)			(54,903)
BOLI and non-interest earning assets	544,302			554,636			565,224

Total assets	$10,237,749			$10,162,476			$10,237,158

Interest-bearing liabilities
Savings	$1,279,155	5,663	1.76%	$1,231,696	5,122	1.65%	$1,055,693	3,886	1.48%
Interest-bearing checking	1,666,884	4,916	1.17%	1,789,679	5,054	1.12%	1,822,856	4,182	0.92%
Money market	803,157	3,168	1.56%	966,165	3,455	1.42%	1,134,280	3,689	1.30%
Certificates of deposit	2,759,665	15,225	2.19%	2,332,181	11,523	1.96%	2,079,932	8,558	1.65%

Total interest-bearing deposits	6,508,861	28,972	1.77%	6,319,721	25,154	1.58%	6,092,761	20,315	1.34%
FHLB advances	1,447,348	9,068	2.49%	1,528,674	8,996	2.33%	1,827,307	9,539	2.09%
Securities sold under repurchase agreements	3,116	25	3.18%	6,418	47	2.91%	29,907	211	2.83%
Long-term debt and other interest-bearing liabilities	174,281	2,383	5.42%	174,361	2,385	5.43%	174,296	2,356	5.42%

Total interest-bearing liabilities	8,133,606	40,448	1.97%	8,029,174	36,582	1.81%	8,124,271	32,421	1.60%
Noninterest-bearing deposits	1,054,790			1,023,890			1,004,502
Non-interest-bearing liabilities	89,111			108,593			107,529

Total liabilities	9,277,507			9,161,657			9,236,302
Total stockholders’ equity	960,242			1,000,819			1,000,856

Total liabilities and stockholders’ equity	$10,237,749			$10,162,476			$10,237,158

Net interest income/spread		$70,842	2.56%		$71,322	2.62%		$72,953	2.75%

Net interest margin			2.88%			2.93%			3.01%
Ratio of interest-earning assets to interest-bearing liabilities	119.89%			120.37%			119.73%
Total deposits	$7,563,651	$28,972	1.52%	$7,343,611	$25,154	1.36%	$7,097,263	$20,315	1.15%
Total funding (2)	$9,188,396	$40,448	1.75%	$9,053,064	$36,582	1.60%	$9,128,773	$32,421	1.42%

(1)	Includes loans held-for-sale of discontinued operations.
(2)

Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid, Continued

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	March 31, 2018			December 31, 2017
	Average		Yield	Average		Yield
	Balance	Interest	/ Cost	Balance	Interest	/ Cost
Interest earning assets
Loans held-for-sale (1)	$97,095	$297	1.24%	$127,139	$363	1.13%
SFR mortgage	2,122,666	21,352	4.08%	1,957,754	19,487	3.95%
Seasoned SFR mortgage loan pools	—	—	—	—	—	—
Commercial real estate, multifamily, and construction	2,856,290	31,439	4.46%	2,613,940	29,696	4.51%
Commercial and industrial, SBA, and lease financing	1,625,549	20,850	5.20%	1,630,886	20,989	5.11%
Other consumer	103,676	1,160	4.54%	107,664	1,233	4.54%

Gross loans and leases	6,805,276	75,098	4.48%	6,437,383	71,768	4.42%
Securities	2,525,220	21,631	3.47%	2,653,838	23,170	3.46%
Other interest-earning assets	407,064	2,164	2.16%	548,171	2,292	1.66%

Total interest-earning assets	9,737,560	98,893	4.12%	9,639,392	97,230	4.00%
Allowance for loan and lease losses	(49,257)			(45,681)
BOLI and non-interest earning assets	574,930			572,692

Total assets	$10,263,233			$10,166,403

Interest-bearing liabilities
Savings	$1,055,338	3,300	1.27%	$1,019,659	2,947	1.15%
Interest-bearing checking	1,976,160	4,108	0.84%	2,082,677	4,267	0.81%
Money market	1,076,117	2,834	1.07%	1,294,537	3,262	1.00%
Certificates of deposit	1,906,556	6,553	1.39%	1,822,010	5,568	1.21%

Total interest-bearing deposits	6,014,171	16,795	1.13%	6,218,883	16,044	1.02%
FHLB advances	1,711,089	7,392	1.75%	1,448,326	5,402	1.48%
Securities sold under repurchase agreements	119,543	750	2.54%	33,513	194	2.30%
Long-term debt and other interest-bearing liabilities	174,424	2,332	5.42%	174,066	2,344	5.34%

Total interest-bearing liabilities	8,019,227	27,269	1.38%	7,874,788	23,984	1.21%
Noninterest-bearing deposits	1,056,700			1,110,815
Non-interest-bearing liabilities	167,345			166,432

Total liabilities	9,243,272			9,152,035
Total stockholders’ equity	1,019,961			1,014,368

Total liabilities and stockholders’ equity	$10,263,233			$10,166,403

Net interest income/spread		$71,624	2.74%		$73,246	2.79%

Net interest margin			2.98%			3.01%
Ratio of interest-earning assets to interest-bearing liabilities	121.43%			122.41%
Total deposits	$7,070,871	$16,795	0.96%	$7,329,698	$16,044	0.87%
Total funding (2)	$9,075,927	$27,269	1.22%	$8,985,603	$23,984	1.06%

(1)	Includes loans held-for-sale of discontinued operations.
(2)

Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid, Continued

(Dollars in thousands)

(Unaudited)

	Year Ended
	December 31, 2018			December 31, 2017
	Average		Yield	Average		Yield
	Balance	Interest	/ Cost	Balance	Interest	/ Cost
Interest earning assets
Loans held-for-sale (1)	$56,757	$1,109	1.95%	$410,266	$13,669	3.33%
SFR mortgage	2,207,689	91,188	4.13%	1,882,086	74,033	3.93%
Seasoned SFR mortgage loan pools	—	—	—	97,195	5,474	5.63%
Commercial real estate, multifamily, and construction	3,047,164	138,416	4.54%	2,460,614	108,508	4.41%
Commercial and industrial, SBA, and lease financing	1,716,631	95,115	5.54%	1,565,065	81,175	5.19%
Other consumer	80,359	4,109	5.11%	115,843	5,264	4.54%

Gross loans and leases	7,108,600	329,937	4.64%	6,531,069	288,123	4.41%
Securities	2,248,488	83,567	3.72%	2,954,235	99,742	3.38%
Other interest-earning assets	362,927	9,957	2.74%	516,832	8,377	1.62%

Total interest-earning assets	9,720,015	423,461	4.36%	10,002,136	396,242	3.96%
Allowance for loan and lease losses	(54,777)			(43,150)
BOLI and non-interest earning assets	559,675			575,363

Total assets	$10,224,913			$10,534,349

Interest-bearing liabilities
Savings	$1,156,292	17,971	1.55%	$1,007,990	9,764	0.97%
Interest-bearing checking	1,812,980	18,261	1.01%	2,035,954	15,161	0.74%
Money market	994,103	13,146	1.32%	2,076,847	18,530	0.89%
Certificates of deposit	2,272,093	41,858	1.84%	1,730,652	16,959	0.98%

Total interest-bearing deposits	6,235,468	91,236	1.46%	6,851,443	60,414	0.88%
FHLB advances	1,627,608	34,995	2.15%	1,054,978	12,951	1.23%
Securities sold under repurchase agreements	39,336	1,033	2.63%	39,907	880	2.21%
Long-term debt and other interest-bearing liabilities	174,340	9,456	5.42%	207,734	10,755	5.18%

Total interest-bearing liabilities	8,076,752	136,720	1.69%	8,154,062	85,000	1.04%
Noninterest-bearing deposits	1,034,937			1,182,667
Non-interest-bearing liabilities	117,904			188,625

Total liabilities	9,229,593			9,525,354
Total stockholders’ equity	995,320			1,008,995

Total liabilities and stockholders’ equity	$10,224,913			$10,534,349

Net interest income/spread		$286,741	2.67%		$311,242	2.92%

Net interest margin			2.95%			3.11%

Ratio of interest-earning assets to interest-bearing liabilities	120.35%			122.66%

Total deposits	$7,270,405	$91,236	1.25%	$8,034,110	$60,414	0.75%
Total funding (2)	$9,111,689	$136,720	1.50%	$9,336,729	$85,000	0.91%

(1)	Includes loans held-for-sale of discontinued operations.
(2)

Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Consolidated Operations

Non-GAAP Measures

(Dollars in thousands, except per share data)

(Unaudited)

Under Item 10(e) of SEC Regulation S-K, public companies disclosing financial measures in filings with the SEC that are not calculated in accordance with GAAP must also disclose, along with each non-GAAP financial measure, certain additional information, including a presentation of the most directly comparable GAAP financial measure, a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a statement of the reasons why the company’s management believes that presentation of the non-GAAP financial measure provides useful information to investors regarding the company’s financial condition and results of operations and, to the extent material, a statement of the additional purposes, if any, for which the company’s management uses the non-GAAP financial measure.

Return on average tangible common equity and efficiency ratio, as adjusted, tangible common equity to tangible assets, and tangible common equity per common share constitute supplemental financial information determined by methods other than in accordance with GAAP. These non-GAAP measures are used by management in its analysis of the Company’s performance.

Tangible common equity is calculated by subtracting preferred stock, goodwill, and other intangible assets from stockholders’ equity. Tangible assets is calculated by subtracting goodwill and other intangible assets from total assets. Banking regulators also exclude goodwill and other intangible assets from stockholders’ equity when assessing the capital adequacy of a financial institution.

Adjusted efficiency ratio is calculated by subtracting loss on investments in alternative energy partnerships from noninterest expense and adding total pre-tax return, which includes the loss on investments in alternative energy partnerships, to the sum of net interest income and noninterest income (total revenue). Management believes the presentation of these financial measures adjusting the impact of these items provides useful supplemental information that is essential to a proper understanding of the financial results and operating performance of the Company.

This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

The following tables provide reconciliations of the non-GAAP measures with financial measures defined by GAAP.

	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Tangible common equity to tangible assets ratio
Total assets	$10,630,067	$10,260,822	$10,319,280	$10,329,319	$10,327,852
Less goodwill	(37,144)	(37,144)	(37,144)	(37,144)	(37,144)
Less other intangible assets	(6,346)	(6,990)	(7,683)	(8,510)	(9,353)

Tangible assets	$10,586,577	$10,216,688	$10,274,453	$10,283,665	$10,281,355

Total stockholders’ equity	$945,534	$946,678	$988,688	$993,756	$1,012,308
Less goodwill	(37,144)	(37,144)	(37,144)	(37,144)	(37,144)
Less other intangible assets	(6,346)	(6,990)	(7,683)	(8,510)	(9,353)

Tangible equity	902,044	902,544	943,861	948,102	965,811
Less preferred stock	(231,128)	(231,128)	(269,071)	(269,071)	(269,071)

Tangible common equity	$670,916	$671,416	$674,790	$679,031	$696,740

Total stockholders’ equity to total assets	8.89%	9.23%	9.58%	9.62%	9.80%
Tangible equity to tangible assets	8.52%	8.83%	9.19%	9.22%	9.39%
Tangible common equity to tangible assets	6.34%	6.57%	6.57%	6.60%	6.78%

Common shares outstanding	50,172,018	50,180,607	50,142,955	50,079,736	50,083,345
Class B non-voting non-convertible common shares outstanding	477,321	477,321	403,778	508,107	508,107

Total common shares outstanding	50,649,339	50,657,928	50,546,733	50,587,843	50,591,452

Tangible common equity per common share	$13.25	$13.25	$13.35	$13.42	$13.77
Book value per common share	$14.10	$14.13	$14.24	$14.33	$14.69

Banc of California, Inc.

Consolidated Operations

Non-GAAP Measures, Continued

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended					Year Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Return on tangible common equity
Average total stockholders’ equity	$960,242	$1,000,819	$1,000,856	$1,019,961	$1,014,368	$995,320	$1,008,995
Less average preferred stock	(231,128)	(260,822)	(269,071)	(269,071)	(269,071)	(257,428)	(269,071)
Less average goodwill	(37,144)	(37,144)	(37,144)	(37,144)	(37,144)	(37,144)	(37,656)
Less average other intangible assets	(6,731)	(7,412)	(8,110)	(8,972)	(9,788)	(7,799)	(11,375)

Average tangible common equity	$685,239	$695,441	$686,531	$704,774	$698,365	$692,949	$690,893

Net income	$11,038	$11,096	$14,780	$8,558	$11,302	$45,472	$57,709
Less preferred stock dividends and impact of preferred stock redemption	(4,308)	(7,277)	(5,113)	(5,113)	(5,113)	(21,811)	(20,451)
Add amortization of intangible assets	644	693	827	843	866	3,007	3,928
Add impairment on intangible assets	—	—	—	—	—	—	336
Less tax effect on amortization and impairment of intangible assets	(135)	(146)	(174)	(177)	(303)	(631)	(1,492)

Net income available to common stockholders	$7,239	$4,366	$10,320	$4,111	$6,752	$26,037	$40,030

Return on average equity	4.56%	4.40%	5.92%	3.40%	4.42%	4.57%	5.72%
Return on average tangible common equity	4.19%	2.49%	6.03%	2.37%	3.84%	3.76%	5.79%

Statutory tax rate utilized for calculating tax effect on amortization and impairment of intangible assets	21.00%	21.00%	21.00%	21.00%	35.00%	21.00%	35.00%

	Three Months Ended					Year Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Adjusted efficiency ratio including the pre-tax effect of investments in alternative energy partnerships
Noninterest expense	$49,578	$60,977	$62,554	$59,812	$66,424	$232,921	$368,263
(Loss) gain on investments in alternative energy partnerships	(786)	(2,484)	(1,808)	34	(3,995)	(5,044)	(30,786)

Adjusted noninterest expense	$48,792	$58,493	$60,746	$59,846	$62,429	$227,877	$337,477

Net interest income	$70,842	$71,322	$72,953	$71,624	$73,246	$286,741	$311,242
Noninterest income	2,644	5,718	9,168	10,452	6,429	27,982	104,777

Total revenue	73,486	77,040	82,121	82,076	79,675	314,723	416,019
Tax credit from investments in alternative energy partnerships	—	412	1,912	7,323	4,908	9,647	38,196
Deferred tax expense on investments in alternative energy partnerships	—	(43)	(211)	(769)	(859)	(1,023)	(6,684)
Tax effect on tax credit and deferred tax expense	26	180	631	2,422	3,004	3,259	20,531
(Loss) gain on investments in alternative energy partnerships	(786)	(2,484)	(1,808)	34	(3,995)	(5,044)	(30,786)

Total pre-tax adjustments for investments in alternative energy partnerships	(760)	(1,935)	524	9,010	3,058	6,839	21,257

Adjusted total revenue	$72,726	$75,105	$82,645	$91,086	$82,733	$321,562	$437,276

Efficiency ratio	67.47%	79.15%	76.17%	72.87%	83.37%	74.01%	88.52%
Adjusted efficiency ratio including the pre-tax effect of investments in alternative energy partnerships	67.09%	77.88%	73.50%	65.70%	75.46%	70.87%	77.18%
Effective tax rate utilized for calculating tax effect on tax credit and deferred tax expense	100.00%	32.81%	27.07%	26.98%	42.59%	27.42%	39.45%